Exhibit 99.1

Media Contact:	Investor Contact:
Dan Walsh	David Banks
Racepoint Group	DigitalGlobe
781.487.4633	303.684.4210
digitalglobe@racepointgroup.com	dbanks@digitalglobe.com
DigitalGlobe Announces Secondary Offering of its Common Stock
Longmont, Colo., September 14, 2010 – DigitalGlobe (NYSE: DGI), a leading global content provider of high-resolution earth imagery solutions, today announced that it filed a preliminary prospectus supplement in connection with the commencement of a secondary offering by certain of its shareholders, including Morgan Stanley, of 6,000,877 shares of its common stock. The secondary offering will be made pursuant to a Registration Statement on Form S-3, filed with the Securities and Exchange Commission on September 14, 2010. Morgan Stanley also expects to grant the underwriters an option to purchase up to an additional 900,000 shares of DigitalGlobe’s common stock to cover over-allotments, if any. DigitalGlobe will not receive any of the proceeds from the sale of shares of its common stock.
Morgan Stanley and J.P. Morgan are serving as joint book-running managers for the offering. Citi and Canaccord Genuity, Inc. are acting as co-managers.
A preliminary prospectus supplement and the accompanying base prospectus relating to the offering have been filed with the U.S. Securities and Exchange Commission and are available on its website, www.sec.gov. Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the offering may also be obtained when available from:
Morgan Stanley & Co. Incorporated
180 Varick Street
New York, New York 10014
Attention: Prospectus Department
E-mail: prospectus@morganstanley.com
J.P. Morgan Securities, Inc.
c/o Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, New York 11717
(866) 430-0686
This announcement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.
About DigitalGlobe
DigitalGlobe is a leading global provider of commercial high-resolution earth imagery products and services. Sourced from our own advanced satellite constellation, our imagery solutions support a wide variety of uses within defense and intelligence, civil agencies, mapping and analysis, environmental monitoring, oil and gas exploration, infrastructure management, internet portals and navigation technology. With our collection sources and comprehensive ImageLibrary (containing more than one billion square kilometers of earth imagery and imagery products) we offer a range of on- and off-line products and services designed to enable customers to easily access and integrate our imagery into their business operations and applications. DigitalGlobe is a registered trademark of DigitalGlobe.
Forward-Looking Statements
This release may contain forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words, although not all forward-looking statements contain these words. These statements are only predictions.
Any forward-looking statements contained in this release are based upon our historical performance and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements.
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